Exhibit (10)(a)
                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this  Post-Effective  Amendment  No. 4 to  Registration
Statement  No.  033-65381  of Allstate  Life of New York  Separate  Account A of
Allstate Life Insurance Company of New York on Form N-4 or our report dated February 19, 1999 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 18, 1999 relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life Insurance Company of New York), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ DELOITTE & TOUCHE LLP

Chicago Illinois
November 9, 1999